                                                                 CLASS C FUNDS

                        FRANK RUSSELL INVESTMENT COMPANY
                       SUPPLEMENT DATED DECEMBER 10, 1996
                     TO THE PROSPECTUS DATED JULY 8, 1996,
                     AS SUPPLEMENTED ON SEPTEMBER 17, 1996

Effective December 10, 1996 the Real Estate Securities Fund will be managed by the following money managers:

        Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

        AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitan Life Insurance Company, a publicly held Corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner of AEW Capital Management, L.P.

                                                                SPECIALTY FUNDS

                        FRANK RUSSELL INVESTMENT COMPANY
                       SUPPLEMENT DATED DECEMBER 10, 1996
                      TO THE PROSPECTUS DATED JULY 8, 1996
                       AS SUPPLEMENTED SEPTEMBER 17, 1996

Effective December 10, 1996, the Real Estate Securities Fund will be managed by the following money managers:

        Cohen & Steers Capital Management, 757 Third Avenue, New York, NY 10017, is a corporation whose two principals, Robert H. Steers and Martin Cohen, control the corporation within the meaning of the 1940 Act.

        AEW Capital Management, L.P., 225 Franklin Street, Boston, MA 02110-2803, is a wholly owned affiliate of New England Investment Companies, L.P. ("NEIC"). NEIC is a publicly-held limited partnership. Metropolitian Life Insurance Company, a publicly held Corporation, owns approximately 53% of NEIC. AEW Capital Management, Inc., a wholly-owned subsidiary of NEIC, is the general partner, and NEIC is the sole limited partner, of AEW Capital Management, L.P.

Effective January 1, 1997, the Tax Free Money Market Fund annual fund operating expenses will change to reflect the partial waiver of the management fee and page 11 of the Prospectus will be restated in its entirety as follows:

              ANNUAL FUND OPERATING EXPENSES OF THE CLASS S SHARES
                       OF THE TAX FREE MONEY MARKET FUND

        The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in the Class S Shares of the Fund will bear directly or indirectly. The example provided in the table should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

CLASS S SHARES SHAREHOLDER TRANSACTION EXPENSES:
        Sales Load Imposed on Purchases ...............         None
        Sales Load Imposed on Reinvested Dividends ....         None
        Deferred Sales Load ...........................         None
        Redemption Fees ...............................         None
        Exchange Fees .................................         None

ANNUAL CLASS S SHARES OPERATING EXPENSES:
(as a percentage of average net assets)
        Management Fee (After Fee Waiver)(1) ..........          .15%
        12b-1 Fees ....................................         None
        Other Expenses:
                Custodian Fees ........................ .05%
                Transfer Agent Fees ................... .07
                Other Fees ............................ .11
                                                        ---
                Total Other Expenses ..................          .23
                                                                ----
        Total Class S Shares Operating Expenses
          (After Fee Waiver)(1)+ ......................          .38%
                                                                ----

EXAMPLE:


                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                       ------  -------  -------  --------
You would pay the following expenses on a $1,000
  investment assuming (1) 5% annual return and
  (2) redemption at the end of each time period ......   $4      $12      $21      $48
                                                         --      ---      ---      ---

---------------

(1) Effective January 1, 1997 the Management Company has voluntarily agreed to waive 10% of its .25% management fee. The total operating expenses absent the fee waiver would be .48% of average daily net assets on an annual basis. This waiver may be revised or eliminated at any time without notice to shareholders.

 + Investors purchasing Class S of the Fund through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees to the intermediary for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.